Exhibit 24.1

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PERCENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and conform as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 6th day of March, 1998.



                                        /s/ Lorne D. Bain
                                        Lorne D. Bain

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PERCENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and conform as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 12th day of March, 1998.



                                        /s/ Christopher I Byrnes, Ph. D
                                        Christopher I. Byrnes, Ph. D

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PERCENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and conform as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.



                                        /s/ Joseph R. Coppola
                                        Joseph R. Coppola

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PERCENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and conform as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of February, 1998.



                                        /s/ John R. DallePezze
                                        John R. DallePezze

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PERCENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and conform as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.



                                        /s/ Bernard G. Rethore
                                        Bernard G. Rethore

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PERCENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and conform as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of March, 1998.



                                        /s/ Alan E. Riedel
                                        Alan E. Riedel